UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 27, 2026

EVENTBRITE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38658	14-1888467
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

95 Third Street, 2nd Floor
San Francisco, California 94103
(Address of principal executive offices) (Zip Code)

(415) 692-7779
(Registrant’s telephone number, include area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	EB	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 27, 2026, Eventbrite Inc., a Delaware corporation (the “Company”), held a special meeting of stockholders (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger (as it may be amended from time to time), dated as of December 1, 2025 (the “Merger Agreement”), by and among the Company, Bending Spoons US Inc., a Delaware corporation and a wholly owned subsidiary of Bending Spoons S.p.A. (“Bending Spoons”), and Everest Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Bending Spoons (“Merger Sub”), pursuant to which, among other things, subject to the satisfaction or waiver (to the extent not prohibited by applicable law) of certain conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Bending Spoons (the “Merger”).

These proposals are described in detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 28, 2026 (as amended or supplemented from time to time, the “Proxy Statement”). The final voting results regarding each proposal, as determined by the Company’s Inspector of Election, are set forth below.

As of the close of business on January 16, 2026, the record date for the Special Meeting, there were (i) 94,996,995 shares of Class A common stock, par value $0.00001 per share, of the Company (“Class A Common Stock”) issued, of which 84,795,275 shares were outstanding and entitled to vote, with each such share entitled to one (1) vote per share, and (ii) 15,638,904 shares of Class B common stock, par value $0.00001 per share, of the Company (“Class B Common Stock”) issued, of which 15,638,904 shares were outstanding and entitled to vote, with each such share entitled to ten (10) votes per share.

At the Special Meeting, holders of shares of Class A Common Stock and shares of Class B Common Stock were present virtually or by proxy, which collectively represented approximately 88.7% of the voting power of the shares of Class A Common Stock and Class B Common Stock issued and outstanding and entitled to vote at the Special Meeting, constituting a quorum for the transaction of business.

1.        Proposal to adopt the Merger Agreement (the “Merger Proposal”):

	For	Against	Abstain
Class A Common Stock	64,790,509	1,169,058	368,438
Class B Common Stock	147,614,670	0	0
Total	212,405,179	1,169,058	368,438

The Merger Proposal was approved by the requisite vote of the Company’s stockholders.

2.        Proposal to approve, by means of a non-binding, advisory vote, compensation that will or may become payable to the named executive officers of the Company in connection with the Merger (the “Merger-Related Compensation Proposal”):

	For	Against	Abstain
Class A Common Stock	61,086,505	4,607,527	633,973
Class B Common Stock	147,614,670	0	0
Total	208,701,175	4,607,527	633,973

The Merger-Related Compensation Proposal was approved by the requisite vote of the Company’s stockholders.

3.        Proposal to approve one or more adjournments of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the then-scheduled date and time of the Special Meeting (the “Adjournment Proposal”):

	For	Against	Abstain
Class A Common Stock	64,256,216	1,803,710	268,079
Class B Common Stock	147,614,670	0	0
Total	211,870,886	1,803,710	268,079

The Adjournment Proposal was deemed moot because the Company’s stockholders approved the Merger Proposal.

Pursuant to the terms of the Merger Agreement, consummation of the Merger remains subject to the satisfaction or waiver of certain customary conditions, including, without limitation, (1) the absence of any law or order, issued by a court or governmental entity of competent jurisdiction, restraining, enjoining, prohibiting or preventing the consummation of the Merger, (2) the expiration or termination of the applicable waiting period (or any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (3) no Company Material Adverse Effect (as defined in the Merger Agreement) having occurred since the date of the Merger Agreement. Each party’s obligation to consummate the Merger is subject to certain other conditions, including (1) the accuracy of the other party’s representations and warranties and (2) the other party’s compliance with its covenants and agreements contained in the Merger Agreement (in each case, subject to certain qualifications).

Approval of the Merger Proposal for Purposes of Certain Litigation Relating to the Merger

As previously disclosed, following the announcement of the Merger and prior to the filing of the Proxy Statement, a putative class action complaint (the “Complaint”) and a motion for expedited proceedings were filed on January 12, 2026 in the Court of Chancery of the State of Delaware against the Company and its directors, Kevin Hartz, Kevin Hartz and Julia Hartz as trustees for The Hartz Family Revocable Trust dated 12/4/2008, Divesh Makan as trustee for The Hartz 2008 Irrevocable Trust dated September 15, 2008 and Bending Spoons US Inc. (collectively, the “Defendants”): Juniper International LLC, et al. v. Eventbrite, Inc., et al., C.A. No. 2026-0045-PAF (Del. Ch.). The Complaint alleged that entry into the Voting and Support Agreement, dated as of December 1, 2025 (the “Voting and Support Agreement”), by and among Bending Spoons and each of (i) Julia Hartz, (ii) Kevin Hartz, (iii) Kevin Earnest Hartz & Julia D. Hartz TTEES the Hartz Family Revocable Trust DTD 12/4/2008 and (iv) Hartz 2008 Irrevocable Trust dated September 15, 2008 (collectively, the “Supporting Stockholders”), effected a “Transfer” (as that term is defined under the Company’s Amended and Restated Certificate of Incorporation (the “Charter”)) of the shares of Class B Common Stock held by the Supporting Stockholders under the Charter, which purportedly triggered the shares’ automatic retirement and conversion into shares of Class A Common Stock with one (1) vote per share, as compared to ten (10) votes per share of Class B Common Stock (the “Alleged Automatic Conversion”). The Complaint further asserted that the preliminary proxy statement filed in connection with the Merger with the SEC on January 2, 2026 (the “Preliminary Proxy Statement”) omitted certain purportedly material information regarding the conversion of the Supporting Stockholders’ shares of Class B Common Stock and incorrectly described the voting power of the Supporting Stockholders, which rendered the Preliminary Proxy Statement false and misleading. The Complaint sought, among other things, a declaratory judgment that entry into the Voting and Support Agreement effected a “Transfer” of the Supporting Stockholders’ shares of Class B Common Stock into shares of Class A Common Stock as of December 1, 2025, an order to enjoin the stockholder vote on the Merger until corrective disclosures were issued, a finding that the Company’s directors breached their fiduciary duties by issuing the Preliminary Proxy Statement, and rescission (or, alternatively, damages).

The Defendants filed an opposition to the motion for expedited proceedings on January 15, 2026. On January 20, 2026, the Court of Chancery of the State of Delaware granted the plaintiffs’ (the “Plaintiffs”) motion to expedite. On January 28, 2026, the parties filed a stipulation where they agreed to adjourn the hearing on the Plaintiffs’ motion for a preliminary injunction originally scheduled for February 12, 2026.

Notwithstanding the Company’s and the Defendants’ disagreement with the claims asserted in the Complaint and their belief that there had not been a “Transfer” as described above, in the interest of avoiding unnecessary delay, Company stockholders were requested to cast the votes described in the Proxy Statement on the assumption that, consistent with the Plaintiffs’ interpretation of the Charter, all of the issued and outstanding shares of Class B Common Stock held by the Supporting Stockholders may have been converted into shares of Class A Common Stock entitled to one (1) vote per share.

In the event that when the votes were counted, the number of votes in favor of the Merger would not be sufficient under the Plaintiffs’ interpretation of the Charter (but would be sufficient under the Company’s interpretation of the Charter) and all conditions to the Merger had been or will at closing be satisfied, then the Company agreed with the Plaintiffs that the Merger would not close until the Court of Chancery of the State of Delaware has ruled upon the Complaint and would request that a hearing on the matter occur within thirty (30) days of the Special Meeting. In the event that the number of votes in favor of the Merger would be sufficient under the Plaintiffs’ interpretation of the Charter, the Plaintiffs agreed that their claims would be moot.

As described above, the Merger Proposal was approved by the requisite vote of the Company’s stockholders, assuming the Company’s interpretation of the Charter and the Alleged Automatic Conversion had not occurred on December 1, 2025. Additionally, the Merger Proposal was separately approved by the requisite vote of the Company’s stockholders, assuming the Plaintiffs’ interpretation of the Charter and the Alleged Automatic Conversion had occurred on December 1, 2025. Pursuant to the January 28, 2026 stipulation between the parties, the Plaintiffs have agreed to dismiss their claims as moot.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve substantial risks and uncertainties. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, statements related to the Merger and consummation thereof. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Merger and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “appears,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans, or intentions. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Merger on anticipated terms and timing, including obtaining required regulatory approvals, and the satisfaction of other conditions to the completion of the Merger; (ii) any pending or potential litigation relating to the Merger that could be instituted against Bending Spoons, the Company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the Merger will harm the Company’s business, including current plans and operations and employee retention, and the Company’s ability to implement its business strategy; (iv) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; (v) legislative, regulatory and economic developments affecting the Company’s business; (vi) general macroeconomic and geopolitical environment and market developments and conditions; (vii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect the Company’s financial performance; (viii) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (ix) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (x) significant transaction costs associated with the Merger; (xi) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances requiring the Company to pay a termination fee and/or other expenses; (xiii) the ability of Bending Spoons to successfully integrate the Company’s operations, product lines and services; (xiv) the risks and uncertainties pertaining to the Company’s business, including those set forth in Part I, Item 1A of the Company’s most recent Annual Report on Form 10-K and Part II, Item 1A of the Company’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC; and (xv) the risks and uncertainties that are described in the Proxy Statement available from the sources indicated below. These risks, as well as other risks associated with the Merger, are more fully discussed in the Proxy Statement filed with the SEC in connection with the Merger. While the list of factors presented here is, and the list of factors presented in the Proxy Statement is, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2026	EVENTBRITE, INC.

	By:	/s/ Julia Hartz
Julia Hartz
Chief Executive Officer